UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                 September 28, 2023

SELECTIVE INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-33067	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey 07890

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (973) 948-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2 per share	SIGI	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 4.60% Non-Cumulative Preferred Stock, Series B, without par value	SIGIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, Mark A. Wilcox, Executive Vice President and Chief Financial Officer of Selective Insurance Group, Inc. (the “Company”), notified the Company that he has resigned from his position to pursue a different opportunity, effective November 3, 2023. Mr. Wilcox’s resignation is not the result of any disagreement with the Company.

On October 2, 2023, the Company’s Board of Directors appointed Anthony D. Harnett to serve as Interim Chief Financial Officer of the Company, effective November 4, 2023. Mr. Harnett will serve as principal financial officer and will continue to serve as principal accounting officer.

Mr. Harnett, age 50, has been Senior Vice President and Chief Accounting Officer of the Company since June 2016. Mr. Harnett joined the Company in September 1999 as a senior accountant and has held various finance positions of increasing responsibility. Mr. Harnett earned a bachelor's degree in Accounting from Albright College in Pennsylvania and earned the Certified Public Accounting designation in 1998. He is also a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

Mr. Harnett’s compensation arrangements as Interim Chief Financial Officer will be disclosed once approved by the Salary and Employee Benefits Committee of the Company’s Board of Directors.

There are no arrangements or understandings between Mr. Harnett and any other person pursuant to which he was appointed to this position, and there are no family relationships between Mr. Harnett and any director or executive officer of the Company. There are no transactions involving Mr. Harnett that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Harnett’s appointment and Mr. Wilcox’s resignation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Selective Insurance Group, Inc. dated October 3, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and General Counsel

Date: October 3, 2023